UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 4, 2020, Syros Pharmaceuticals, Inc. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) an aggregate of 10,312,500 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), and, in lieu of Shares, pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 1,000,000 shares of common stock, and, in each case, accompanying warrants (the “Warrants”) to purchase an aggregate of up to 2,828,125 additional shares of common stock (or Pre-Funded Warrants to purchase common stock in lieu thereof) at a price of $8.00 per share and accompanying Warrant (or $7.99 per Pre-Funded Warrant and accompanying Warrant). The price per Pre-Funded Warrant and accompanying Warrant represents the price of $8.00 per share and accompanying Warrant to be sold in the Private Placement, minus the $0.01 per share exercise price of each such Pre-Funded Warrant. The exercise price of the Warrants is $11.00 per share, or if exercised for a Pre-Funded Warrant in lieu thereof, $10.99 per Pre-Funded Warrant (representing the Warrant exercise price of $11.00 per share minus the $0.01 per share exercise price of each such Pre-Funded Warrant). The Warrants are exercisable beginning six months after the closing date of the Private Placement and prior to five years after the closing date of the Private Placement. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire.

The Warrants and Pre-Funded Warrants to be issued in the Private Placement will provide that a holder of Warrants or Pre-Funded Warrants will not have the right to exercise any portion of its Warrants or Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that each holder may increase or decrease the Beneficial Ownership Limitation by giving notice to the Company; but not to any percentage in excess of either 9.99% or 19.99%, as selected by the applicable Investor prior to issuance of the Warrants and the Pre-Funded Warrants.

The Private Placement is expected to close on or about December 8, 2020 (the “Closing Date”), subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $90.5 million, before deducting estimated offering expenses payable by the Company. The Company expects the net proceeds from the Private Placement to be used for advancement of the Company’s clinical development pipeline, business development activities, working capital and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement, the Warrants and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 4.1 and 4.2 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

Also on December 4, 2020, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares and the issuance of the shares of common stock underlying the Warrants and Pre-Funded Warrants held by the Investors (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Registrable

Securities within 30 days following the closing of the Private Placement. The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the Shares and the shares of common stock underlying the Warrants and Pre-Funded Warrants covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed within 30 days following the Closing Date (the “Filing Deadline”), (ii) the registration statement has not been declared effective prior to the earlier of (A) five business days after the date which the Company is notified by the U.S. Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 60 days following the Filing Deadline (or, in the event the SEC reviews and has written comments to the registration statement, 120 days following the Filing Deadline) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason including by reason of a stop order or the Company’s failure to update such registration statement, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Asset Purchase Agreement

Also on December 4, 2020, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Orsenix, LLC (“Orsenix”), pursuant to which the Company acquired all of Orsenix’s assets related to SY-2101, formerly known as ORH-2014, a novel oral form of arsenic trioxide (the “Product”). The Company intends to develop the Product for newly diagnosed acute promyelocytic leukemia (“APL”).

Under the terms of the Asset Purchase Agreement, the Company is required to pay to Orsenix:

•	an upfront fee of $12.0 million, which was paid with cash on hand upon the closing of the transaction;

•	single-digit million milestone payments related to the development of the Product in indications other than APL;

•	$6.0 million following the achievement of a regulatory milestone related to the development of the Product in APL; and

•	up to $10.0 million upon the achievement of certain commercial milestones with respect to the Product.

The Company’s obligation to pay the commercial milestone payments expires following the tenth anniversary of the first commercial sale of the Product. The Asset Purchase Agreement requires the Company to use commercially reasonable efforts to develop and commercialize the Product for APL in the United States during such period, and to use commercially reasonable efforts to dose the first patient in a Phase 3 clinical trial of the Product on or before the third anniversary of the closing of the transaction; however, the Company retains sole discretion to operate the acquired assets as it determines.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

* * *

The representations, warranties and covenants contained in each of the Stock Purchase Agreement, the Registration Rights Agreement, and the Asset Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the respective contracting parties. Accordingly, each of the foregoing agreements is incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure.

On December 5, 2020, the Company held a conference call and webcast in which the Company’s management reviewed a slide presentation describing, among other things, its acquisition of the Product and new data presented at the American Society of Hematology Annual Meeting (“ASH 2020”) from its Phase 2 clinical trial investigating SY-1425 in combination with azacitidine in two acute myeloid leukemia patient populations. This slide presentation is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 5, 2020, the Company issued a press release announcing new data presented at ASH from its Phase 2 clinical trial investigating SY-1425 in combination with azacitidine in two acute myeloid leukemia patient populations. The press release issued in connection with this announcement is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

On December 5, 2020, the Company issued a press release announcing the acquisition of the Product and the Private Placement. The press release issued in connection with this announcement is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of common stock to be issued and sold in the Private Placement and the issuance of the shares of common stock issuable upon exercise of the Pre-Funded Warrants and Warrants, and the Company’s development plans with respect to its drug candidates. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Investors, to satisfy the conditions to closing for the Private Placement; the Company’s ability to advance the development of its programs, including SY-1425, SY-5609 and SY-2101, under the timelines it projects in current and future clinical trials; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; replicate scientific and non-clinical data in clinical trials; successfully develop a companion diagnostic test to identify patients with the RARA biomarker; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties, including its ability to perform under its collaboration agreements with Incyte Corporation and Global Blood Therapeutics; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies; the closing of the Private Placement; risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, each of which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. In addition, the extent to which the COVID-19 outbreak continues to impact the Company’s workforce and discovery research, supply chain and clinical trial operations activities, and the operations of the third parties on which the Company relies, will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, additional or modified government actions, and the actions that may be required to contain the virus or treat its impact. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*†	Asset Purchase Agreement, dated as of December 4, 2020, by and between Syros Pharmaceuticals, Inc. and Orsenix, LLC

4.1	Form of Warrant to Purchase Common Stock or Pre-Funded Warrants

4.2	Form of Pre-Funded Warrant

10.1	Securities Purchase Agreement, dated December 4, 2020, by and among Syros Pharmaceuticals, Inc. and the persons party thereto

10.2	Registration Rights Agreement, dated December 4, 2020, by and among Syros Pharmaceuticals, Inc. and the persons party thereto

99.1	Slide Presentation, dated December 5, 2020

99.2	Press Release, dated December 5, 2020

99.3	Press Release, dated December 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page ii of Exhibit 2.1.

†

In accordance with Item 601(b)(2)(ii) of Regulation S-K, certain information (indicated by “[***]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: December 7, 2020	By:	/s/ Gerald E. Quirk
Gerald E. Quirk Chief Legal & Administrative Officer